SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                000-50323               32-0061893
----------------------------      -------------       ----------------------
(State or other jurisdiction      (File Number)         (I.R.S. Employer
      of incorporation)                               identification number)


                   49 W. 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On May 7, 2008, Registrant received a letter from Executive Vice President/Chief Credit Officer Thomas Vander Ploeg, pursuant to which Mr. Vander Ploeg resigned his position at Service 1st Bank effective May 30, 2008. The reasons for Mr. Vander Ploeg's resignation are set forth in the letter and are not the result of any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided Mr. Vander Ploeg with a copy of this disclosure prior to filing this Form 8-K with the Commission and he had an opportunity to provide the registrant with a letter addressed to the registrant stating whether he disagrees with the statements made by the registrant in this disclosure. No such additional letter has been received by the registrant.

            Patrick Carman, President and COO, will indefinitely assume the duties of Chief Credit Officer.

            The foregoing is qualified by reference to the letter attached as
            Exhibit 99.1


Item 9.01.  Financial Statements and Exhibits

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1) Letter of Resignation dated May 7, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 9, 2008

Service 1st Bancorp

By:  /s/ ROBERT BLOCH
     --------------------------
     Executive Vice President /
     Chief Financial Officer

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

     99.1              Letter of Resignation dated May 7, 2008           5